Exhibit 99.1

Altair Announces Second Quarter 2024 Financial Results

Altair Exceeds Revenue Expectations for the Second Quarter

TROY, Mich. – August 1, 2024 – Altair (Nasdaq: ALTR), a global leader in computational intelligence, today released its financial results for the second quarter and six months ended June 30, 2024.

“Altair maintained its strong trajectory during the second quarter, with software revenue and total revenue above the high end of guidance,” said James R. Scapa, founder, chairman, and chief executive officer, Altair. “Our Q2 results underscore the robustness of our software product lineup, which continues to empower customers with industry-leading computational intelligence.”

“We are pleased with our execution in the second quarter and first half of the year,” said Matt Brown, chief financial officer, Altair. “Our quarterly revenues exceeded expectations as we continued to deliver software revenue growth, which gives us confidence in our path to meet our financial targets for the year.”

Second Quarter 2024 Financial Highlights

•
Software revenue was $135.4 million compared to $125.3 million for the second quarter of 2023, an increase of 8.1% in reported currency and 10.6% in constant currency
•
Total revenue was $148.8 million compared to $141.2 million for the second quarter of 2023, an increase of 5.4% in reported currency and 7.8% in constant currency
•
Net loss was $(5.1) million compared to a net loss of $(22.3) million for the second quarter of 2023. Net loss per share, diluted was $(0.06) based on 83.6 million diluted weighted average common shares outstanding, compared to net loss per share, diluted of $(0.28) for the second quarter of 2023, based on 80.0 million diluted weighted average common shares outstanding. Net loss margin was -3.5% compared to net loss margin of -15.8% for the second quarter of 2023
•
Non-GAAP net income was $14.8 million, compared to non-GAAP net income of $13.2 million for the second quarter of 2023, an increase of 12.1%. Non-GAAP net income per share, diluted was $0.16 based on 91.0 million non-GAAP diluted common shares outstanding, compared to non-GAAP net income per share, diluted of $0.15 for the second quarter of 2023, based on 88.4 million non-GAAP diluted common shares outstanding
•
Adjusted EBITDA was $17.3 million compared to $17.1 million for the second quarter of 2023, an increase of 1.7%. Adjusted EBITDA margin was 11.7% compared to 12.1% for the second quarter of 2023
•
Cash provided by operating activities was $28.6 million, compared to $30.0 million for the second quarter of 2023
•
Free cash flow was $26.3 million, compared to $25.6 million for the second quarter of 2023.

Business Outlook

Based on information available as of today, Altair is issuing the following guidance for the third quarter and full year 2024:

(in millions, except %)	Third Quarter 2024			Full Year 2024
Software Revenue	$130	to	$133	$590	to	$600
Growth Rate	9.2%		11.7%	7.3%		9.1%
Growth Rate - Constant Currency	11.1%		13.7%	8.9%		10.8%
Total Revenue	$145		$148	$648		$658
Growth Rate	8.2%		10.4%	5.8%		7.4%
Growth Rate - Constant Currency	10.0%		12.3%	7.5%		9.1%
Net (Loss) Income	$(14.0)		$(11.1)	$22.6		$30.3
Non-GAAP Net Income	$13.4		$15.7	$108.4		$114.4
Adjusted EBITDA	$16		$19	$136		$144
Net Cash Provided by Operating Activities				$133		$141
Free Cash Flow				$122		$130

The following table provides a reconciliation of Full Year 2024 guidance to the last guidance provided in May

	(Unaudited)
	Full Year 2024
(in millions)	Midpoint of Guidance in May	Increase/ (Decrease)	Currency Fluctuations from Prior Guidance	Midpoint of Guidance in August
Software Revenue	$595.0	$3.0	$(3.0)	$595.0
Total Revenue	$657.0	$—	$(4.0)	$653.0
Adjusted EBITDA	$142.0	$—	$(2.0)	$140.0

Conference Call Information

What: Altair’s Second Quarter 2024 Financial Results Conference Call
When: Thursday, August 1, 2024

Time: 5 p.m. ET
Webcast: http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Net Income, Non-GAAP Net Income Per Share, Billings, Adjusted EBITDA, Free Cash Flow, Non-GAAP Gross Profit and Non-GAAP Operating Expense.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Non-GAAP diluted common shares includes the diluted weighted average shares outstanding per GAAP regardless of whether the Company is in a loss position.

Billings consists of total revenue plus the change in deferred revenue, excluding deferred revenue from acquisitions.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Free cash flow consists of cash flow from operations less capital expenditures.

Non-GAAP gross profit represents gross profit adjusted for stock-based compensation expense and other special items as identified by management and described elsewhere in this press release.

Non-GAAP operating expense represents operating expense excluding stock-based compensation expense, amortization, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational intelligence that provides software and cloud solutions in simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit https://www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the third quarter and full year 2024, our statements regarding our expectations for 2024, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Jennifer Ristic

216-849-3109

jristic@altair.com

Investor Relations

Altair

Stephen Palmtag

669-328-9111

spalmtag@altair.com

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2024	December 31, 2023
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$507,008	$467,459
Accounts receivable, net	126,560	190,461
Income tax receivable	17,682	16,650
Prepaid expenses and other current assets	28,582	26,053
Total current assets	679,832	700,623
Property and equipment, net	38,463	39,803
Operating lease right of use assets	31,816	30,759
Goodwill	459,070	458,125
Other intangible assets, net	77,537	83,550
Deferred tax assets	9,120	9,955
Other long-term assets	40,119	40,678
TOTAL ASSETS	$1,335,957	$1,363,493
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$4,002	$8,995
Accrued compensation and benefits	39,819	45,081
Current portion of operating lease liabilities	8,057	8,825
Other accrued expenses and current liabilities	41,508	48,398
Deferred revenue	123,439	131,356
Current portion of convertible senior notes, net	—	81,455
Total current liabilities	216,825	324,110
Convertible senior notes, net	226,518	225,929
Operating lease liabilities, net of current portion	24,568	22,625
Deferred revenue, non-current	28,745	32,347
Other long-term liabilities	47,995	47,151
TOTAL LIABILITIES	544,651	652,162
Commitments and contingencies
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 59,198 and 55,240 shares as of June 30, 2024, and December 31, 2023, respectively	5	5
Class B common stock, authorized 41,203 shares, issued and outstanding 25,471 and 26,814 shares as of June 30, 2024, and December 31, 2023, respectively	3	3
Additional paid-in capital	939,691	864,135
Accumulated deficit	(119,103)	(130,503)
Accumulated other comprehensive loss	(29,290)	(22,309)
TOTAL STOCKHOLDERS’ EQUITY	791,306	711,331
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,335,957	$1,363,493

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2024	2023	2024	2023
Revenue
License	$92,699	$87,738	$210,406	$200,147
Maintenance and other services	42,724	37,583	83,446	74,817
Total software	135,423	125,321	293,852	274,964
Engineering services and other	13,372	15,840	27,855	32,231
Total revenue	148,795	141,161	321,707	307,195
Cost of revenue
License	3,152	3,981	7,642	8,805
Maintenance and other services	16,199	13,639	30,365	28,065
Total software *	19,351	17,620	38,007	36,870
Engineering services and other	11,165	13,177	23,402	26,662
Total cost of revenue	30,516	30,797	61,409	63,532
Gross profit	118,279	110,364	260,298	243,663
Operating expenses:
Research and development *	55,570	55,277	107,903	108,528
Sales and marketing *	46,475	44,982	90,909	88,474
General and administrative *	19,294	18,622	37,055	36,573
Amortization of intangible assets	7,629	7,625	15,067	15,439
Other operating (income) expense, net	(786)	127	(1,668)	5,732
Total operating expenses	128,182	126,633	249,266	254,746
Operating (loss) income	(9,903)	(16,269)	11,032	(11,083)
Interest expense	1,604	1,528	3,180	3,054
Other income, net	(5,750)	(4,195)	(9,707)	(7,808)
(Loss) income before income taxes	(5,757)	(13,602)	17,559	(6,329)
Income tax (benefit) expense	(610)	8,678	6,159	17,910
Net (loss) income	$(5,147)	$(22,280)	$11,400	$(24,239)
(Loss) earnings per share, basic
(Loss) earnings per share	$(0.06)	$(0.28)	$0.14	$(0.30)
Weighted average shares	83,607	79,986	83,097	80,088
(Loss) earnings per share, diluted
(Loss) earnings per share	$(0.06)	$(0.28)	$0.13	$(0.30)
Weighted average shares	83,607	79,986	87,397	80,088

* Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Cost of revenue – software	$2,097	$2,572	$4,099	$5,324
Research and development	6,618	9,943	12,978	18,686
Sales and marketing	4,979	7,581	9,499	15,172
General and administrative	3,661	3,640	6,778	6,715
Total stock-based compensation expense	$17,355	$23,736	$33,354	$45,897

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2024	2023
OPERATING ACTIVITIES:
Net income (loss)	$11,400	$(24,239)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,557	19,488
Stock-based compensation expense	33,354	45,897
Deferred income taxes	(367)	2,015
Loss on mark-to-market adjustment of contingent consideration	189	7,987
Other, net	1,166	1,335
Changes in assets and liabilities:
Accounts receivable, net	61,360	45,077
Prepaid expenses and other current assets	(3,647)	(3,166)
Other long-term assets	164	(2,516)
Accounts payable	(4,382)	(5,529)
Accrued compensation and benefits	(4,071)	(6,591)
Other accrued expenses and current liabilities	(2,834)	4,857
Deferred revenue	(9,882)	4,614
Net cash provided by operating activities	102,007	89,229
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(13,680)	(721)
Capital expenditures	(5,004)	(6,184)
Other investing activities, net	(398)	(1,452)
Net cash used in investing activities	(19,082)	(8,357)
FINANCING ACTIVITIES:
Settlement of convertible senior notes	(81,729)	—
Proceeds from the exercise of common stock options	37,227	23,507
Proceeds from employee stock purchase plan contributions	4,363	3,797
Payments for repurchase and retirement of common stock	—	(6,255)
Other financing activities	—	(48)
Net cash (used in) provided by financing activities	(40,139)	21,001
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,295)	(44)
Net increase in cash, cash equivalents and restricted cash	39,491	101,829
Cash, cash equivalents and restricted cash at beginning of year	467,576	316,958
Cash, cash equivalents and restricted cash at end of period	$507,067	$418,787

Change in Presentation of Revenue and Cost of Revenue

Effective in the first quarter of 2024, the Company changed the presentation of revenue and cost of revenue in its Consolidated Statements of Operations to combine the financial statement line items (“FSLIs”) labeled “Software related services”, “Client engineering services” and “Other” into one FSLI labeled “Engineering services and other”. The change in presentation has been applied retrospectively and does not affect the software revenue, total revenue, software cost of revenue or total cost of revenue amounts previously reported or have any effect on segment reporting.

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share – diluted, to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share amounts)	2024	2023	2024	2023
Net (loss) income	$(5,147)	$(22,280)	$11,400	$(24,239)
Stock-based compensation expense	17,355	23,736	33,354	45,897
Amortization of intangible assets	7,629	7,625	15,067	15,439
Non-cash interest expense	422	465	894	930
Impact of non-GAAP tax rate (1)	(5,548)	4,033	(10,843)	2,100
Special adjustments and other (2)	104	(361)	1,134	4,870
Non-GAAP net income	$14,815	$13,218	$51,006	$44,997

Net (loss) income per share, diluted	$(0.06)	$(0.28)	$0.13	$(0.30)
Non-GAAP net income per share, diluted	$0.16	$0.15	$0.56	$0.51

GAAP diluted shares outstanding	83,607	79,986	87,397	80,088
Non-GAAP diluted shares outstanding	90,994	88,383	90,606	88,735
(1)
For the three and six months ended June 30, 2024, the Company used a non-GAAP effective tax rate of 25%. For the three and six months ended June 30, 2023, the Company used a non-GAAP effective tax rate of 26%.
(2)
The three months ended June 30, 2024, includes $0.1 million of currency losses on acquisition-related intercompany loans. The three months ended June 30, 2023, includes a $1.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $1.3 million of currency gains on acquisition-related intercompany loans. The six months ended June 30, 2024, includes $0.9 million of currency losses on acquisition-related intercompany loans, and a $0.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The six months ended June 30, 2023, includes an $8.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition and $3.1 million currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Net (loss) income	$(5,147)	$(22,280)	$11,400	$(24,239)
Income tax (benefit) expense	(610)	8,678	6,159	17,910
Stock-based compensation expense	17,355	23,736	33,354	45,897
Interest expense	1,604	1,528	3,180	3,054
Depreciation and amortization	9,938	9,738	19,557	19,488
Special adjustments, interest income and other (1)	(5,792)	(4,344)	(10,484)	(1,999)
Adjusted EBITDA	$17,348	$17,056	$63,166	$60,111

(1)
The three months ended June 30, 2024, primarily includes $5.9 million of interest income. The three months ended June 30, 2023, includes $4.0 million of interest income, $1.3 million of currency gains on acquisition-related intercompany loans, and a $1.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The six months ended June 30, 2024, includes $11.6 million of interest income, $0.9 million of currency losses on acquisition-related intercompany loans, and a $0.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition. The six months ended June 30, 2023, includes an $8.0 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, $6.9 million of interest income, and $3.1 million currency gains on acquisition-related intercompany loans.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$28,557	$30,030	$102,007	$89,229
Capital expenditures	(2,238)	(4,457)	(5,004)	(6,184)
Free cash flow	$26,319	$25,573	$97,003	$83,045

The following table provides a reconciliation of Non-GAAP gross profit to gross profit, the most comparable GAAP financial measure, and a comparison of Non-GAAP gross margin (Non-GAAP gross profit as a percentage of total revenue) to gross margin (gross profit as a percentage of total revenue), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Gross profit	$118,279	$110,364	$260,298	$243,663
Stock-based compensation expense	2,097	2,572	4,099	5,324
Non-GAAP gross profit	$120,376	$112,936	$264,397	$248,987

Gross profit margin	79.5%	78.2%	80.9%	79.3%
Non-GAAP gross margin	80.9%	80.0%	82.2%	81.1%

The following table provides a reconciliation of Non-GAAP operating expense to Total operating expense, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Total operating expense	$128,182	$126,633	$249,266	$254,746
Stock-based compensation expense	(15,258)	(21,164)	(29,255)	(40,573)
Amortization	(7,629)	(7,625)	(15,067)	(15,439)
Loss on mark-to-market adjustment of contingent consideration	(44)	(981)	(189)	(7,987)
Non-GAAP operating expense	$105,251	$96,863	$204,755	$190,747

The following table provides a reconciliation of Billings to revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2024	2023	2024	2023
Revenue	$148,795	$141,161	$321,707	$307,195
Ending deferred revenue	152,184	148,547	152,184	148,547
Beginning deferred revenue	(144,939)	(141,943)	(163,703)	(144,460)
Deferred revenue acquired	(1,572)	—	(1,572)	—
Billings	$154,468	$147,765	$308,616	$311,282

The following table provides Software revenue, Total revenue, Billings and Adjusted EBITDA on a constant currency basis:

	(Unaudited)
	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$135.4	$3.3	$138.7	$125.3	8.1%	10.6%
Total revenue	$148.8	$3.4	$152.2	$141.2	5.4%	7.8%
Billings	$154.5	$3.7	$158.2	$147.8	4.5%	7.1%
Adjusted EBITDA	$17.3	$2.2	$19.5	$17.1	1.7%	14.1%

	(Unaudited)
	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023	Increase/ (Decrease) %
(in thousands)	As reported	Currency changes	As adjusted for constant currency	As reported	As reported	As adjusted for constant currency
Software revenue	$293.9	$4.7	$298.6	$275.0	6.9%	8.6%
Total revenue	$321.7	$4.9	$326.6	$307.2	4.7%	6.3%
Billings	$308.6	$4.5	$313.1	$311.3	-0.9%	0.6%
Adjusted EBITDA	$63.2	$3.4	$66.6	$60.1	5.1%	10.8%

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net (loss) income	$(14,000)	$(11,100)	$22,600	$30,300
Stock-based compensation expense	17,800	17,800	68,900	68,900
Amortization of intangible assets	8,400	8,400	31,500	31,500
Non-cash interest expense	300	300	1,500	1,500
Impact of non-GAAP tax rate(1)	900	300	(17,200)	(18,900)
Special adjustments and other(2)	—	—	1,100	1,100
Non-GAAP net income	$13,400	$15,700	$108,400	$114,400
(1)
The Company uses a non-GAAP effective tax rate of 25%.
(2)
The year ending December 31, 2024, includes a $0.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $0.9 million of currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending September 30, 2024		Year Ending December 31, 2024
(in thousands)	Low	High	Low	High
Net (loss) income	$(14,000)	$(11,100)	$22,600	$30,300
Income tax expense	5,400	5,500	19,000	19,300
Stock-based compensation expense	17,800	17,800	68,900	68,900
Interest (income) expense	(3,900)	(3,900)	(16,200)	(16,200)
Depreciation and amortization	10,700	10,700	40,600	40,600
Special adjustments and other(1)	—	—	1,100	1,100
Adjusted EBITDA	$16,000	$19,000	$136,000	$144,000
(1)
The year ending December 31, 2024, includes a $0.2 million loss from the mark-to-market adjustment of contingent consideration associated with the World Programming acquisition, and $0.9 million of currency losses on acquisition-related intercompany loans.

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2024
(in thousands)	Low	High
Net cash provided by operating activities	$133,000	$141,000
Capital expenditures	(11,000)	(11,000)
Free cash flow	$122,000	$130,000